                                                                    EXHIBIT 24.1




                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Global Power & Pipelines L.L.C., a Delaware limited liability company (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1996 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Rodney L. Gray, Paula H. Rieker and K. Wade Cline, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 24th day of February, 1997.




                                      /s/ JAMES V. DERRICK, Jr.
                                      ---------------------------------------
                                      James V. Derrick, Jr.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Global Power & Pipelines L.L.C., a Delaware limited liability company (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1996 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Rodney L. Gray, Paula H. Rieker and K. Wade Cline, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 24th day of February, 1997.




                                        /s/ RODNEY L. GRAY
                                        ---------------------------------------
                                        Rodney L. Gray

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Global Power & Pipelines L.L.C., a Delaware limited liability company (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1996 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Rodney L. Gray, Paula H. Rieker and K. Wade Cline, and each of them (with full power to each of them to act alone), hers true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set her hand this 13th day of February, 1997.




                                         /s/ REBECCA P. MARK
                                         -----------------------------------
                                         Rebecca P. Mark

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Global Power & Pipelines L.L.C., a Delaware limited liability company (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1996 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Rodney L. Gray, Paula H. Rieker and K. Wade Cline, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 22nd day of February, 1997.




                                           /s/ BRENT SCOWCROFT
                                           -----------------------------------
                                           Brent Scowcroft

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Global Power & Pipelines L.L.C., a Delaware limited liability company (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1996 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Rodney L. Gray, Paula H. Rieker and K. Wade Cline, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 24th day of February, 1997.




                                            /s/ EDMUND P. SEGNER
                                            ----------------------------------
                                            Edmund P. Segner

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Global Power & Pipelines L.L.C., a Delaware limited liability company (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1996 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Rodney L. Gray, Paula H. Rieker and K. Wade Cline, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 21st day of February, 1997.




                                       /s/ GEORGE S. SLOCUM
                                       --------------------------------------
                                       George S. Slocum

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Global Power & Pipelines L.L.C., a Delaware limited liability company (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1996 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Rodney L. Gray, Paula H. Rieker and K. Wade Cline, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 20th day of February, 1997.




                                         /s/ THOMAS C. THEOBALD
                                         ----------------------------------
                                         Thomas C. Theobald